SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 25, 2003


                   Universal Stainless & Alloy Products, Inc.
                        1996 Employee Stock Purchase Plan
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    33-13511                  25-1724540
   ----------------------------      ------------            -------------------
   (State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)                File Number)            Identification No.)


                600 Mayer Street, Bridgeville, Pennsylvania       15017
     --------------------------------------------------------- -------------
               (Address of principal executive offices)        (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600

Item 4.  Changes in Registrant's Certifying Accountant.

(a)     Previous independent accountants.

                        (i) On September 5, 2003, the Registrant notified PricewaterhouseCoopers LLP that it was being dismissed as the independent accountants of the Universal Stainless & Alloy Products, Inc. 1996 Employee Stock Purchase Plan (the "Registrant") effective upon completion of the audit relating to the Registrant's financial statements to be included in the Registrant's Annual Report on Form 11-K for the year ended June 30, 2003 and the filing of such Form 11-K. Such 11-K was filed on September 25, 2003.

                        (ii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                        (iii) The decision to change accountants was recommended and approved by the members of the Board of Directors of Universal Stainless & Alloy Products, Inc. who administer the Registrant's plan.

                        (iv) In connection with its audits for the two most recent fiscal years and through September 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years. (v) During the two most recent fiscal years and through September 25, 2003, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

                        (vi) The Registrant provided PricewaterhouseCoopers LLP with a copy of this Current Report on Form 8-K no later than the date this report was filed with the Securities and Exchange Commission and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed herein as Exhibit 16.1 to this Current Report on Form 8-K.

(b)     New independent accountants.

                    Effective on September 25, 2003, the Registrant engaged Schneider Downs & Co., Inc. as its new independent accountants. Prior to its appointment as independent accountants, Schneider Downs & Co., Inc. had not been consulted by the Registrant on any of the matters referenced in Regulation S-K
Item 304 (a) (2).

Item 7.  Financial Statements and Exhibits.

        (a)     Financial statements of business acquired.
                        Not applicable.

        (b)     Proforma financial information.
                        Not applicable.

        (c)     Exhibits.
                        16.1 Letter of PricewaterhouseCoopers LLP as to change in certifying accountant.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
                                      1996 EMPLOYEE STOCK PURCHASE PLAN


                                      By:  /s/ Richard M. Ubinger
                                           -------------------------------------
                                               Plan Administrator


Dated:  October 2, 2003